SECURITY AGREEMENT (SECURITIES)

                  THIS SECURITY AGREEMENT (SECURITIES) is dated for reference November 17, 1997,

MADE BY:

                  W.G. MUELLER CONSULTING SERVICES LTD., a body corporate under the laws of Alberta, having its chief place of business at 220 - 99 Avenue, S.E., Calgary, Alberta, T2J 0J1

                  (the "Pledgor")

IN FAVOUR OF:

                  SANWA BUSINESS CREDIT CORPORATION, of 550 North
                  Brand Boulevard, Glendale, California, 91203,

                  (the "Pledgee")


WHEREAS:

A. The Pledgor owns eighteen percent (18%) of the issued and outstanding voting shares (the "Shares") of the capital stock of J.R.S. Exploration Company Limited, an Alberta company ("JRS") represented by the share certificates listed in the Schedule attached hereto;

B. The Pledgee has made available to Northern Geophysical of America, Inc., a Delaware corporation (the "Borrower"), certain loans and other financial accommodations pursuant to a Loan and Security Agreement dated as of the date hereof between Borrower and Pledgee (the "Loan Agreement");

C. In consideration for such financial accommodations, the Borrower has given a security interest in the shares of the shareholder of the Pledgor and has requested the Pledgor execute, among other things, this Pledge Agreement.

                  NOW THEREFORE THIS SECURITY AGREEMENT (SECURITIES) WITNESSES THAT in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Pledgor, the Pledgor hereby agrees with the Pledgee as follows:

1. Collateral. The Pledgor grants to the Pledgee a continuing, specific and fixed assignment, transfer, mortgage, charge and security interest in the following (hereinafter collectively, the "Collateral"):


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         (a)      All of the Shares of common stock of JRS issued or  registered in the name of the Pledgor, owned beneficially and of record by the Pledgor and made a part hereof, and all cash, bonds, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect thereof or in exchange for all or any
                  part  thereof,   including  without   limitation,   dividends,
                  warrants, rights to subscribe, conversion rights, liquidating dividends and other share rights, and in the event the Pledgor receives any of the foregoing, the Pledgor acknowledges that the same shall be received IN TRUST for the Pledgee and agrees immediately to deliver the same to the Pledgee in original form of receipt, together with any powers of attorney, assignments, endorsements or other documents or instruments as the Pledgee may reasonably request to establish, protect or perfect the Pledgee's interest in respect of such Collateral; and

         (b) Subject to section 8.1(b), all other property hereafter delivered to the Pledgee (or any agent or bailee holding on behalf of the Pledgee) by the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect thereof or in exchange for all or any part thereof, including without limitation, subject to section 8.1(b), dividends, warrants, rights to subscribe, conversion rights, liquidating dividends and other share rights, and in the event the Pledgor receives any of the foregoing, the Pledgor acknowledges that the same shall be received IN TRUST for the Pledgee and agrees immediately to deliver the same to the Pledgee in original form of receipt, together with any powers of attorney, assignments, endorsements or other documents or instruments as the Pledgee may request to establish, protect or perfect the Pledgee's interest in respect of such Collateral; and

         (c)      All proceeds of all of the foregoing.

2. Registration of Securities. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be duly endorsed in blank for transfer or shall be transferred into the name of the Pledgee, if the Pledgee requests. The Pledgee shall have the right, at any time, both before or after an Event of Default (as defined herein), in its reasonable discretion and without notice to the Pledgor, but shall be under no obligation to, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Collateral. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of small or larger denominations. The Pledgee shall be under no obligation to accept any Collateral or to cause, or to permit, a transfer thereof to be made into its name if, in the opinion of the Pledgor, such acceptance or transfer might involve or render the Pledgor subject to any liability or expense unless the Pledgor be indemnified to its satisfaction for so doing.


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3.  Obligations.  The  Collateral  shall be held by the  Pledgee  as  continuing security and shall secure the payment of:

         (a) all and every indebtedness, present and future, direct and indirect, absolute and contingent, of the Borrower to the Pledgee (herein called the "Indebtedness"); and

         (b) all and every liability, present and future, direct and indirect, absolute and contingent, of each of JRS and the Pledgor to the Pledgee (herein called the "Liability" and collectively with the Indebtedness, the "Obligations").

4. Securities Additional Security. The Collateral are in addition to and not in substitution for any other security or securities which the Pledgee now or from time to time may hold or take from JRS or from any other person or persons whomsoever.

5. Representations and Warranties. The Pledgor represents and warrants on the date hereof, and shall be deemed to represent and warrant on the date of each loan or advance made by the Pledgee to Borrower, that:

         (a) the Pledgor is the sole legal, beneficial and, if applicable, record owner of the Collateral (or, in the case of after-acquired Collateral, will be the sole such owner thereof), having good and marketable title hereto, free of all liens, security interests, encumbrances or claims of any kind;

         (b) all information heretofore, herein or hereafter given to Pledgee by or on behalf of Pledgor is complete, true and correct;

         (c) all shares constituting the Collateral (a) have been duly and validly issued in compliance with all the laws of Alberta and laws of Canada Applicable to Alberta, (b) are fully paid, nonassessable and free of preemptive rights, (c) are not subject to any restrictions upon the voting rights or upon the voting rights or upon the transfer thereof other than as may appear on the face of the certificates evidencing such Collateral, (d) constitute all securities of JRS owned beneficially and of record by the Pledgor and (e) include 82% of the issued and outstanding voting shares of JRS;

         (d) the Pledgor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Pledge Agreement;

         (e) this Pledge Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms; and

         (f) the execution, delivery and performance of this Pledge Agreement do not (i) violate any provisions of law or any order of any court or other agency of government, or (ii) contravene any provision of any material contract or


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

                  agreement to which the Pledgor is a party or by which the Pledgor or the Pledgor's assets are bound.

6. Covenants of Pledgor. Until the Obligations are satisfied in full, the Pledgor agrees to:

         (a)      preserve and protect the Collateral;

         (b) not create, incur, assume or permit to exist any liens, encumbrances, security interests, levies, assessments or charges on or in any of the Collateral, except those approved in advance in writing by the Pledgee;

         (c) promptly pay and discharge before the same become delinquent all taxes, assessments and governmental charges or levies imposed on the Pledgor or any of the Collateral;

         (d) not sell, encumber, or otherwise dispose of or transfer any Collateral, or any right or interest therein and agrees that it will (i) cause JRS not to issue any other voting stock in addition to or in substitution for the Collateral, except to the Pledgor or in connection with outstanding stock options or with the prior written consent of the Pledgee and (ii) pledge hereunder, immediately upon the Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of JRS;

         (e) appear in and defend, at the Pledgor's own expense, any action or proceeding which may affect the Pledgor's title to or the Pledgee's interest in the Collateral;

         (f) procure or execute and deliver, from time to time, in form and substance satisfactory to the Pledgee, any powers, powers of attorney, endorsements, assignments, financing statements, estoppel certificates or other writings deemed necessary or appropriate by the Pledgee to perfect, maintain or protect the Pledgee's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as the Pledgee may request to effectuate the intent of this Pledge Agreement;

         (g) if the Pledgee gives value to enable the Pledgor to acquire rights in or use of any Collateral, use such value only for such purpose;

         (h) keep separate, accurate and complete records of the Collateral and provide the Pledgee with access thereto and to the Pledgor's financial records, in each case with the right to make extracts therefrom;

         (i) provide the Pledgee with such other information pertaining to the Collateral as the Pledgee may reasonably request from time to time;


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

         (j) maintain and preserve its corporate or other legal existence of, including without limitation, JRS, and all rights, privileges, franchises and other authority necessary for the conduct of their respective businesses; and

         (k)      Continue  its  operations  in the same form and  structure  of business (i.e., corporate, partnership, individual) as currently conducted, and not merge or consolidate with or acquire or be acquired by any other corporation, partnership, entity or person, with the Pledgee's prior written consent.

7.                Authorized Action by Pledged.

7.1 The Pledgor hereby irrevocably appoints the Pledgee as its lawful attorney to do (but the Pledgee shall not be obligated to and shall not incur any liability to the Pledgor or any third party for failure so to do) any act which the Pledgor is obligated by this Pledge Agreement to do, and to exercise such rights and powers as the Pledgor might exercise with respect to the Collateral, including, without limitation, the right to:

         (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or in respect of proceeds and other sums and property now or hereafter payable on or in respect of the Collateral, including dividends and interest payments;

         (b) enter into any extension, reorganization, deposit, amalgamation or consolidation agreement or other agreement pertaining to the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange therefor, and do and perform such acts and things as it may deem proper, and any money or property secured in exchange therefor shall be applied to the Obligations or held by the Pledgee pursuant to the provisions of this Pledge Agreement;

         (c)      protect and preserve the Collateral;

         (d)      transfer the Collateral to its own or its nominee's name; and

         (e) make any compromise, settlement or adjustment, and take any action it deems advisable, with respect to the Collateral;

provided, however, that Pledgee shall only exercise such rights after the occurrence and during the continuation of an Event of Default (as defined herein), except that upon the cure of any Event of Default, the Pledgee shall have the right to complete any action commenced by it curing such Event of Default.

7.2 The Pledgor agrees to reimburse the Pledgee upon demand for any costs and expenses, including legal fees, the Pledgee may incur while acting as the Pledgor's lawful attorney hereunder, all of which costs and expenses are included in the Obligations secured hereby and are payable upon demand. It is further agreed and understood between the parties


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

hereto that such care as the Pledgee gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Pledgee's possession; provided, however, that the Pledgee shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

7.3 If the Pledgor's records are prepared or retained by a computer service company or any accountant or accounting service, so long as any Obligations are outstanding, Pledgor grants Pledgee the absolute and irrevocable right to inspect such records, receive duplicate copies of all information furnished to Pledgor and prepared by such company, accountant or accounting service, and agrees to furnish such consents as may be necessary to effectuate the same. Pledgor further agrees to promptly notify Pledgee of the name and address of such company, accountant or accounting service and of any change in respect thereof.

7.4 All the foregoing powers authorized herein, being coupled with an interest are irrevocable so long as any Obligations are outstanding.

8.                Transfer, Voting, Dividends, Etc.

8.1 Notwithstanding any other provision hereof, so long as no Event of Default (as defined herein) shall have occurred and be continuing:

         (a) the Pledgor shall have the right, subject to the restrictions hereinafter imposed, to vote all shares comprised in the Collateral with the same force and effect as though they had not been delivered to the Pledgee hereunder. If the Collateral shall have been transferred into the name of the Pledgee or its nominee or nominees, the Pledgee, on request of the Pledgor shall execute and deliver or cause to be executed and delivered to the Pledgor suitable proxies for voting powers in favour of the nominee or nominees of the Pledgor for voting, and otherwise facilitate the voting of any such Securities. On the security hereby constituted becoming enforceable the Pledgee may enforce the right to vote the shares comprised in the Collateral in the same manner and to the same extent as if it were the absolute owner thereof until the Pledgor shall again be entitled under the provisions hereof to exercise the right of voting in respect of the Collateral. The Pledgor shall not use or vote or permit to be used or voted any of the Collateral for any purpose contrary to the covenants of the Pledgor herein contained or otherwise inconsistent with the provisions or purposes hereof; and

         (b) To the extent permitted in the Loan Agreement, the Pledgor shall be entitled to receive and retain all dividends paid or declared in respect of any Collateral (other than stock or liquidating dividends) and all interest payments payable in respect of the Collateral, and, from time to time, upon the written request of the Pledgor, the Pledgee shall deliver to the Pledgor suitable orders in favour of the Pledgor or its nominee or nominees for the payment of such dividends, and the Pledgee shall at once pay over to the Pledgor any such dividends which may have been received by it; provided, however, that all shares or property representing


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                  the  shares or  liquidating  dividends  or a  distribution  or return of capital upon or in respect of the shares of stock constituting Collateral or resulting from a split-up, revision or reclassification of such Collateral or received in exchange therefor, as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Pledgee immediately upon receipt thereof by Pledgor, and shall be retained by the Pledgee as Collateral hereunder.

8.2 If any Event of Default (as defined herein) shall have occurred and while the same is continuing:

         (a) the Pledgee, or its nominee or nominees, shall, at its option (after notice to the Pledgor of the Pledgee's intent to exercise such rights), have the sole and exclusive right to exercise all voting powers pertaining to the shares constituting Collateral, and shall exercise such powers in such manner as Pledgee may elect, and Pledgor hereby grants Pledgee an irrevocable proxy, coupled with an interest to vote such shares of stock; provided, however, that such proxy shall terminate upon termination of Pledgee's security interest therein; and

         (b) All dividends and other distributions made upon or in respect of shares of stock constituting Collateral and all interest payments shall be paid directly to and shall be retained by the Pledgee as Collateral hereunder.

9.                Default and Remedies.

9.1 The occurrence of any of the following events or conditions (herein "Events of Default") shall, at the option of the Pledgee and without notice to or demand on the Pledgor, constitute an Event of Default hereunder:

         (a) any Default, under and as defined in the Loan Agreement, shall have occurred and be continuing; or

         (b) any breach, violation or non-performance or any warranty, covenant or undertaking on the Pledgor's part hereunder; or

         (c) any breach, violation or non-performance of any warranty, covenant or undertaking on the part of JRS under any other agreement with the Pledgee.

9.2 Upon the occurrence of any Event of Default, the Pledgee may, at its option, without notice to or demand on the Pledgor, declare all Obligations immediately due and payable, and the Pledgee shall have the following rights and remedies, all of which may be exercised with or without further notice to the Pledgor, at the Pledgee's sole option and as the Pledgee in its sole discretion may deem advisable:

         (a) the Pledgee may enforce any and all security which it may hold including the Collateral and may deal with or realize upon such of the Collateral as it may in its sole discretion deem fit; provided however, that the Pledgee shall not be bound


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

                  to deal with the Collateral nor exercise any right or remedy thereunder and shall not be liable for any loss which may be occasioned by any failure to do so;

         (b) to settle, compromise or release, on terms acceptable to the Pledgee, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, in the Pledgee's name or in the name of Pledgor, in respect thereof;

         (c) to apply to the satisfaction of all Obligations, or set-off or collect the Collateral, notwithstanding any forfeiture of interest or loss of other rights of Pledgor against any obligor on the Collateral resulting from such action; and

         (d) to sell or otherwise dispose of the Collateral, or any part thereof, either at public or private sale, on any broker's board or securities exchange, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Pledgee.

9.3 The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first, to the expenses (including all legal fees) of holding, storing, preparing for sale, selling collecting, liquidating and the like, including any brokerage commissions and transfer taxes, and then to the satisfaction of all Obligations secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in the Pledgee's absolute discretion.

10. Redemption and Stock Dividends. Unless the Pledgee consents in writing, the Pledgor shall not be entitled to receive and the Pledgee shall not pay over to the Pledgor the redemption price, exclusive of accrued dividends, of any Collateral, nor any stock dividends on any Collateral nor such cash dividends on any such Collateral as may become payable on or in the course of the dissolution, liquidation or winding-up of any corporation and which shall be in any way the proceeds of or chargeable to or payable out of capital. Any such redemption price, stock dividends and cash dividends chargeable to or payable out of capital received by the Pledgor shall forthwith be paid over or delivered to the Pledgee without demand. If the Pledgee shall have permitted any such Collateral to remain registered in the name of the Pledgor, the Pledgor covenants to furnish to the Pledgee on demand suitable orders for the payment to the Pledgee of any such redemption price or cash dividends which represent the proceeds of or are chargeable to or payable out of capital or for the issue in the name of the Pledgee or its nominee or nominees, and the delivery to the Pledgee of any such stock dividends.

11. Protection of Securities. The Pledgee may, in its discretion, protect the property which underlies or is charged or affected by any of the Collateral by instituting or joining in judicial proceedings by the purchase at judicial sale thereof, by joining in any reorganization of such property or of the corporation owing the same, or in any other manner which the Pledgee may deem expedient.

12. Duty of Pledgee. The Pledgee shall not be under any duty or obligation whatsoever to collect any dividends, interest or other payments due or accruing in respect of the Collateral, or to take any action to preserve rights in connection with any Collateral, including,


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without limitation,  making or giving any presentment,  demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any Collateral.

13. Cumulative Rights. The rights, powers and remedies of the Pledgee under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Pledgee under any statute or rule of law, this Pledge Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

14. Forbearance Not Waiver. Any forbearance, failure or delay by the Pledgee in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of the Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the Pledgee. The Pledgor waives any right to require the Pledgee to proceed against any person or to exhaust any Collateral or to pursue any remedy in the Pledgee's power prior to pursuing the Pledgor in respect of the Obligations.

15. Setoff. The Pledgor agrees that the Pledgee may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

16. Substituted Collateral; Additional Collateral. The Pledgor may substitute Collateral under this Pledge Agreement provided that any Collateral proposed for substitution is satisfactory to the Pledgee in the Pledgee's sole discretion. As of the date of delivery of any Collateral approved for substitution by the Pledgee pursuant to this Section 16 or otherwise approved as additional security pursuant to this Pledge Agreement, the Pledgor represents and warrants to the Pledgee that (1) the Pledgor will own such shares, certificates and instruments free and clear of any right of any other person or entity, and (2) the Pledgor will have good and marketable title to the shares, certificates and instruments and have the right to pledge such shares, certificates or instruments pursuant to this Pledge Agreement. By delivery of such substituted or additional Collateral, the Pledgor shall have represented and warranted that the Pledgee has a valid, perfected, first priority security interest in such shares, certificates and instruments and the proceeds thereof free and clear of all liens, claims and rights of third parties whatsoever. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge of the Collateral or any substituted or additional Collateral have been paid and will hereafter be paid by the Pledgor as such become due and payable.

17. Records. The records of the Pledgee as to payment of the Indebtedness being in default or of any demand for payment having been made shall be prima facie evidence of such default or demand.

18. Application of Payments. Payments made in respect of the Indebtedness or the Liability to the Pledgee from time to time and the moneys realized from any securities held therefor (including moneys realized from the enforcement of any of the Collateral) may be applied on such part or parts of the Indebtedness and Liability or either of them as the Pledgee may see fit, and the Pledgee shall at all times and from time to time have the right to change


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and appropriation of any moneys received by it and re-apply the same on any part or parts of the Indebtedness and Liability or either of them as the Pledgee may see fit, notwithstanding any previous application by whomsoever made, and the Pledgee may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise make arrangements and deal with the Pledgor and with others as the Pledgee may see fit without prejudice to the liability of the Pledgor to the Pledgee, the Pledgee's claim for any deficiency or the Pledgee's right to hold, deal with and realize on the security of the Collateral.

19. Return; Acquittance. The Pledgee may at any time deliver any Collateral to the Pledgor and the receipt thereof by the Pledgor shall be a complete and full acquittance in respect of the Collateral so delivered, and the Pledgee shall thereafter be discharged from any liability or responsibility therefor.

20. Delivery of Copy/Waiver. The Pledgor hereby acknowledges receiving a copy of this Security Agreement (Securities). The Pledgor waives all rights to receive from the Pledgee a copy of any financing statement or financing change statement registered or verification statement issued at any time in respect of this Security Agreement (Securities).

21. Indemnification. The Pledgor agrees to pay, and on demand to indemnify and hold harmless, the Pledgee, its successors, assigns and agents, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action and all legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any costs and expenses incurred in connection therewith, including legal fees, which may result from, relate to or arise out of this Pledge Agreement or any Collateral, including the ownership, purchase, delivery, acceptance or rejection, use, possession or disposition of any item of Collateral, but not including any claims arising out of the gross negligence or willful misconduct of the Pledgee or its agents.

22. Expenses. The Pledgor will reimburse the Pledgee for all out-of-pocket expenses incurred by the Pledgee arising out of the enforcement of this Pledge Agreement, including without limitation, legal fees and costs whether or not suit is filed.

23. Entire Agreement/Amendment. This Pledge Agreement contains the entire agreement between the parties hereto with respect to the Collateral. Any amendment of this Pledge Agreement shall not be binding unless in writing and signed by the Pledgor and the Pledgee. The Pledgor confirms that there are no representation, warranties, covenants or acknowledgements affecting, or relied upon in entering this Pledge Agreement.

24. Notice. Any written notice, consent or other communication provided for in this Pledge Agreement shall be delivered or sent by first-class mail, with postage prepaid, to the party to be notified, to the mailing address specified in the introductory section hereof. Such addresses may be changed by written notice as provided herein.

25. Severability. Any provision of this Pledge Agreement prohibited by law or otherwise ineffective shall be ineffective only to the extent of such prohibition or ineffectiveness and shall be severable without invalidating or otherwise affecting the remaining provisions hereof.

26. References. As used herein, terms in the singular include the plural. The captions or titles of the sections of this Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

27. Applicable Law. This Pledge Agreement shall be construed and enforceable under and in accordance with the laws of Alberta.

28. Binding Upon Successors. All rights of the Pledgee under this Pledge Agreement shall inure to the benefit of its successors and assigns, and all obligations of the Pledgor shall bind the representatives, and successors and assigns of the Pledgor.

                  IN WITNESS WHEREOF W.G. MUELLER CONSULTING SERVICES LTD., has executed this Security Agreement (Securities) by its duly authorized signatory under its common seal on November 17, 1997.


W.G. MUELLER CONSULTING SERVICES LTD.

                                                     C/S

By:  /s/ Donald E. Janveau
  --------------------------
     Name:  Donald E. Janveau
     Title:  President

                                    SCHEDULE

                           LIST OF SHARE CERTIFICATES


6 CLASS A SHARES OF JRS EXPLORATION COMPANY LIMITED

6 CLASS B SHARES OF JRS EXPLORATION COMPANY LIMITED




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